2nd Quarter 2015 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)		DUKE ENERGY OHIO SUPPLEMENT (Unaudited)
3	Consolidating Statements of Operations	24	Consolidating Statements of Operations
5	Consolidating Balance Sheets

REGULATED UTILITIES (Unaudited)
7	Consolidating Segment Income
9	Consolidating Balance Sheets
11	Operating Statistics (Regulated Utilities)
13	Operating Statistics (Duke Energy Carolinas)
15	Operating Statistics (Duke Energy Progress)
17	Operating Statistics (Duke Energy Florida)
19	Operating Statistics (Duke Energy Ohio - Electric)
21	Operating Statistics (Duke Energy Ohio - Natural Gas)
22	Operating Statistics (Duke Energy Indiana)

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,613	$—	$—	$2	$(68)	$10,547
Nonregulated electric, natural gas and other	—	560	148	59	13	780
Regulated natural gas	330	—	—	—	(3)	327
Total operating revenues	10,943	560	148	61	(58)	11,654
Operating Expenses
Fuel used in electric generation and purchased power - regulated	3,662	—	—	—	—	3,662
Fuel used in electric generation and purchased power - nonregulated	—	197	14	12	(1)	222
Cost of natural gas and other	110	28	—	—	(1)	137
Operation, maintenance and other	2,615	164	100	21	(52)	2,848
Depreciation and amortization	1,405	46	50	66	—	1,567
Property and other taxes	516	4	9	14	—	543
Total operating expenses	8,308	439	173	113	(54)	8,979
Gains (Loss) on Sales of Other Assets and Other, Net	9	(1)	6	13	—	27
Operating Income (Loss)	2,644	120	(19)	(39)	(4)	2,702
Other Income and Expenses	131	45	—	10	(4)	182
Interest Expense	549	45	22	194	(4)	806
Income (Loss) from Continuing Operations Before Income Taxes	2,226	120	(41)	(223)	(4)	2,078
Income Tax Expense (Benefit)(a)	820	30	(9)	(143)	—	698
Income (Loss) from Continuing Operations	1,406	90	(32)	(80)	(4)	1,380
Less: Net Income Attributable to Noncontrolling Interest	—	2	—	5	—	7
Segment Income (Loss) / Net Expense	$1,406	$88	$(32)	$(85)	$(4)	$1,373
Income from Discontinued Operations, Net of Tax(b)						34
Net Income Attributable to Duke Energy Corporation						$1,407

(a)
The amount for Commercial Portfolio includes state tax expense of $41 million, resulting from changes to state apportionment factors due to the sale of the nonregulated Midwest generation business, that does not qualify for discontinued operations.

(b)	Includes the after-tax impact of $53 million for the agreement in principle reached in a lawsuit related to the nonregulated Midwest generation business.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2014(a)
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,758	$—	$—	$(1)	$(69)	$10,688
Nonregulated electric, natural gas and other	—	746	145	55	8	954
Regulated natural gas	330	—	—	—	(1)	329
Total operating revenues	11,088	746	145	54	(62)	11,971
Operating Expenses
Fuel used in electric generation and purchased power - regulated	3,808	—	—	—	—	3,808
Fuel used in electric generation and purchased power - nonregulated	—	222	19	23	(2)	262
Cost of natural gas and other	121	33	—	—	—	154
Operation, maintenance and other	2,506	175	100	119	(55)	2,845
Depreciation and amortization	1,365	50	46	56	—	1,517
Property and other taxes	645	5	9	2	—	661
Impairment charges(b)	1	—	94	(15)	—	80
Total operating expenses	8,446	485	268	185	(57)	9,327
Gains on Sales of Other Assets and Other, Net	1	5	—	1	—	7
Operating Income (Loss)	2,643	266	(123)	(130)	(5)	2,651
Other Income and Expenses	131	109	10	15	(12)	253
Interest Expense	545	46	27	201	(12)	807
Income (Loss) from Continuing Operations Before Income Taxes	2,229	329	(140)	(316)	(5)	2,097
Income Tax Expense (Benefit)	803	46	(87)	(140)	(1)	621
Income (Loss) from Continuing Operations	1,426	283	(53)	(176)	(4)	1,476
Less: Net Income Attributable to Noncontrolling Interest	—	7	—	1	—	8
Segment Income (Loss) / Net Expense	$1,426	$276	$(53)	$(177)	$(4)	$1,468
Loss from Discontinued Operations, Net of Tax						(956)
Net Income Attributable to Duke Energy Corporation						$512

(a)	Reflects reclassifications due to the impact of discontinued operations.

(b)	The impairment charge for Commercial Portfolio is related to OVEC.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	June 30, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$88	$664	$19	$189	$—	$960
Receivables, net	378	238	—	37	(3)	650
Restricted receivables of variable interest entities, net	2,013	—	13	20	—	2,046
Receivables from affiliated companies	105	120	1,260	12,620	(14,105)	—
Notes receivable from affiliated companies	526	—	—	204	(730)	—
Inventory	3,365	71	7	26	—	3,469
Regulatory assets	903	—	—	72	—	975
Other	598	35	180	720	(35)	1,498
Total current assets	7,976	1,128	1,479	13,888	(14,873)	9,598
Investments and Other Assets
Investments in equity method unconsolidated affiliates	2	60	285	28	—	375
Investments and advances to (from) subsidiaries	54	(21)	(74)	40,126	(40,085)	—
Nuclear decommissioning trust funds	5,529	—	—	—	—	5,529
Goodwill	15,950	290	88	—	—	16,328
Other	2,033	406	81	1,195	(476)	3,239
Total investments and other assets	23,568	735	380	41,349	(40,561)	25,471
Property, Plant and Equipment
Cost	99,221	3,098	3,139	1,667	—	107,125
Accumulated depreciation and amortization	(33,569)	(956)	(387)	(914)	—	(35,826)
Generation facilities to be retired, net	460	—	—	—	—	460
Net property, plant and equipment	66,112	2,142	2,752	753	—	71,759
Regulatory Assets and Deferred Debits
Regulatory assets	11,101	—	—	463	—	11,564
Other	98	6	38	41	—	183
Total regulatory assets and deferred debits	11,199	6	38	504	—	11,747
Total Assets	108,855	4,011	4,649	56,494	(55,434)	118,575
Segment reclassifications, intercompany balances and other	(716)	(98)	(1,187)	(53,614)	55,615	—
Reportable Segment Assets	$108,139	$3,913	$3,462	$2,880	$181	$118,575

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	June 30, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,538	$41	$31	$310	$—	$1,920
Accounts payable to affiliated companies	13,009	7	27	962	(14,005)	—
Notes payable to affiliated companies	204	—	—	526	(730)	—
Notes payable and commercial paper	—	—	—	2,162	—	2,162
Taxes accrued	589	1,115	(64)	(1,090)	—	550
Interest accrued	303	21	—	95	—	419
Current maturities of long-term debt	1,945	31	73	325	—	2,374
Regulatory liabilities	234	—	—	11	—	245
Other	1,428	173	32	482	(139)	1,976
Total current liabilities	19,250	1,388	99	3,783	(14,874)	9,646
Long-Term Debt	24,774	969	917	10,136	(1)	36,795
Notes Payable to Affiliated Companies	475	—	—	—	(475)	—
Deferred Credits and Other Liabilities
Deferred income taxes	14,643	(576)	367	(769)	(1)	13,664
Investment tax credits	420	—	—	—	—	420
Accrued pension and other post-retirement benefit costs	738	1	—	413	—	1,152
Asset retirement obligations	9,437	3	48	2	—	9,490
Regulatory liabilities	6,159	—	—	44	—	6,203
Other	1,066	73	57	392	—	1,588
Total deferred credits and other liabilities	32,463	(499)	472	82	(1)	32,517
Equity
Total Duke Energy Corporation stockholders' equity	31,893	2,111	3,161	42,509	(40,094)	39,580
Noncontrolling interests	—	42	—	(16)	11	37
Total equity	31,893	2,153	3,161	42,493	(40,083)	39,617
Total Liabilities and Equity	108,855	4,011	4,649	56,494	(55,434)	118,575
Segment reclassifications, intercompany balances and other	(716)	(98)	(1,187)	(53,614)	55,615	—
Reportable Segment Liabilities and Equity	$108,139	$3,913	$3,462	$2,880	$181	$118,575

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$3,608	$2,642	$2,367	$638	$1,474	$(116)	$10,613
Regulated natural gas	—	—	—	330	—	—	330
Total operating revenues	3,608	2,642	2,367	968	1,474	(116)	10,943
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,005	1,024	1,011	222	529	(129)	3,662
Cost of natural gas	—	—	—	109	—	1	110
Operation, maintenance and other	929	724	381	222	355	4	2,615
Depreciation and amortization	510	315	256	115	211	(2)	1,405
Property and other taxes	137	67	168	127	18	(1)	516
Total operating expenses	2,581	2,130	1,816	795	1,113	(127)	8,308
Gains on Sales of Other Assets and Other, Net	—	1	—	8	1	(1)	9
Operating Income	1,027	513	551	181	362	10	2,644
Other Income and Expenses(a)	83	35	10	(2)	9	(4)	131
Interest Expense	208	116	99	38	88	—	549
Income from Continuing Operations Before Income Taxes	902	432	462	141	283	6	2,226
Income Tax Expense	327	156	178	52	103	4	820
Segment Income	$575	$276	$284	$89	$180	$2	$1,406

(a)
Includes an equity component of allowance for funds used during construction of $48 million for Duke Energy Carolinas, $23 million for Duke Energy Progress, $2 million for Duke Energy Florida, $2 million for Duke Energy Ohio, and $6 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2014 (a)
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$3,755	$2,615	$2,341	$647	$1,593	$(193)	$10,758
Regulated natural gas	—	—	—	330	—	—	330
Total operating revenues	3,755	2,615	2,341	977	1,593	(193)	11,088
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,146	1,019	993	231	626	(207)	3,808
Cost of natural gas	—	—	—	121	—	—	121
Operation, maintenance and other	891	699	396	202	314	4	2,506
Depreciation and amortization	490	286	271	111	205	2	1,365
Property and other taxes	204	121	167	109	44	—	645
Impairment charges	—	—	1	—	—	—	1
Total operating expenses	2,731	2,125	1,828	774	1,189	(201)	8,446
Gains on Sales of Other Assets and Other, Net	—	1	—	1	—	(1)	1
Operating Income	1,024	491	513	204	404	7	2,643
Other Income and Expenses(b)	93	16	11	5	11	(5)	131
Interest Expense	203	115	99	41	87	—	545
Income from Continuing Operations Before Income Taxes	914	392	425	168	328	2	2,229
Income Tax Expense	310	145	164	60	121	3	803
Segment Income	$604	$247	$261	$108	$207	$(1)	$1,426

(a)	Reflects reclassifications due to the impact of discontinued operations.

(b)
Contains equity component of allowance for funds used during construction of $44 million for Duke Energy Carolinas, $9 million for Duke Energy Progress, $2 million for Duke Energy Ohio, and $6 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Balance Sheets - Assets
(Unaudited)

	June 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments(a)	Regulated Utilities
Current Assets
Cash and cash equivalents	$28	$13	$13	$22	$12	$—	$88
Receivables, net	76	49	85	80	86	2	378
Restricted receivables of variable interest entities, net	692	469	385	—	—	467	2,013
Receivables from affiliated companies	106	4	93	65	53	(216)	105
Notes receivable from affiliated companies	700	—	—	15	25	(214)	526
Inventory	1,154	914	615	102	579	1	3,365
Regulatory assets	343	316	119	21	91	13	903
Other	52	49	300	50	125	22	598
Total current assets	3,151	1,814	1,610	355	971	75	7,976
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	—	1	—	—	1	2
Investments and advances to subsidiaries	17	34	2	—	—	1	54
Nuclear decommissioning trust funds	3,094	1,734	701	—	—	—	5,529
Goodwill	—	—	—	920	—	15,030	15,950
Other	1,041	464	282	27	247	(28)	2,033
Total investments and other assets	4,152	2,232	986	947	247	15,004	23,568
Property, Plant and Equipment
Cost	38,085	24,093	14,854	7,613	13,667	909	99,221
Accumulated depreciation and amortization	(13,120)	(8,982)	(4,625)	(2,496)	(4,344)	(2)	(33,569)
Generation facilities to be retired, net	—	460	—	—	—	—	460
Net property, plant and equipment	24,965	15,571	10,229	5,117	9,323	907	66,112
Regulatory Assets and Deferred Debits
Regulatory assets	2,631	3,077	2,694	514	707	1,478	11,101
Other	44	33	37	8	23	(47)	98
Total regulatory assets and deferred debits	2,675	3,110	2,731	522	730	1,431	11,199
Total Assets	34,943	22,727	15,556	6,941	11,271	17,417	108,855
Segment reclassifications, intercompany balances and other	(120)	(468)	(74)	—	(1)	(53)	(716)
Reportable Segment Assets	$34,823	$22,259	$15,482	$6,941	$11,270	$17,364	$108,139

(a)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	June 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments(a)	Regulated Utilities
Current Liabilities
Accounts payable	$494	$342	$346	$189	$165	$2	$1,538
Accounts payable to affiliated companies	139	180	72	59	56	12,503	13,009
Notes payable to affiliated companies	—	192	221	5	—	(214)	204
Taxes accrued	228	115	133	76	34	3	589
Interest accrued	104	78	45	18	58	—	303
Current maturities of long-term debt	506	402	562	56	330	89	1,945
Regulatory liabilities	31	74	48	24	57	—	234
Other	379	349	543	67	90	—	1,428
Total current liabilities	1,881	1,732	1,970	494	790	12,383	19,250
Long-Term Debt	8,079	5,255	4,293	1,524	3,311	2,312	24,774
Long-Term Debt Payable to Affiliated Companies	300	—	—	25	150	—	475
Deferred Credits and Other Liabilities
Deferred income taxes	6,033	3,004	2,519	1,353	1,696	38	14,643
Investment tax credits	201	75	—	4	138	2	420
Accrued pension and other post-retirement benefit costs	109	281	252	54	82	(40)	738
Asset retirement obligations	3,604	4,262	733	143	453	242	9,437
Regulatory liabilities	2,738	1,891	494	257	776	3	6,159
Other	617	92	145	162	59	(9)	1,066
Total deferred credits and other liabilities	13,302	9,605	4,143	1,973	3,204	236	32,463
Equity	11,381	6,135	5,150	2,925	3,816	2,486	31,893
Total Liabilities and Equity	34,943	22,727	15,556	6,941	11,271	17,417	108,855
Segment reclassifications, intercompany balances and other	(120)	(468)	(74)	—	(1)	(53)	(716)
Reportable Segment Liabilities and Equity	$34,823	$22,259	$15,482	$6,941	$11,270	$17,364	$108,139

(a)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	38,924	47,145
Nuclear	34,111	33,279
Hydro	934	1,324
Oil and natural gas	29,521	23,466
Renewable energy	7	7
Total generation (b)	103,497	105,221
Purchased power and net interchange (c)	16,307	13,809
Total sources of energy	119,804	119,030
Less: Line loss and company usage	5,938	5,652
Total GWh Sources	113,866	113,378
Electric Energy Sales (GWh) (d)
Residential	42,019	42,104
General service	37,077	36,872
Industrial	25,369	25,136
Other energy and wholesale	18,402	18,824
Change in unbilled	1,332	580
Total GWh Sales	124,199	123,516
Owned MW Capacity (a)
Summer	49,576	49,452
Winter	52,831	52,790
Nuclear Capacity Factor (%) (e)	93	91

(a)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$4,597	$4,592
General service	3,023	3,071
Industrial	1,504	1,517
Other energy and wholesale (a)	1,191	1,173
Change in unbilled	54	37
Total Revenues	$10,369	$10,390
Average Number of Customers (in thousands)
Residential	6,345	6,266
General service	950	941
Industrial	18	18
Other energy and wholesale	23	22
Total Average Number of Customers	7,336	7,247

(a)	Net of Joint Dispatch Agreement intercompany sales.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	13,530	17,621
Nuclear	23,119	21,512
Hydro	476	758
Oil and natural gas	4,991	3,676
Renewable energy	7	7
Total generation (b)	42,123	43,574
Purchased power and net interchange (c)	4,257	3,533
Total sources of energy	46,380	47,107
Less: Line loss and company usage	2,606	2,578
Total GWh Sources	43,774	44,529
Electric Energy Sales (GWh) (d)
Residential	14,232	14,436
General service	13,801	13,734
Industrial	10,689	10,381
Other energy and wholesale	4,698	5,793
Change in unbilled	354	185
Total GWh Sales	43,774	44,529
Owned MW Capacity (a)
Summer	19,645	19,770
Winter	20,357	20,496
Nuclear Capacity Factor (%) (e)	98	92

(a)	Statistics reflect Duke Energy Carolinas' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,506	$1,518
General service	1,071	1,090
Industrial	610	587
Other energy and wholesale	293	360
Change in unbilled	31	17
Total Revenues	$3,511	$3,572
Average Number of Customers (in thousands)
Residential	2,111	2,083
General service	344	342
Industrial	6	6
Other energy and wholesale	15	14
Total Average Number of Customers	2,476	2,445

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	7,344	8,252
Nuclear	10,992	11,767
Hydro	334	451
Oil and natural gas	11,326	8,221
Total generation (b)	29,996	28,691
Purchased power and net interchange (c)	3,180	3,227
Total sources of energy	33,176	31,918
Less: Line loss and company usage	1,459	1,064
Total GWh Sources	31,717	30,854
Electric Energy Sales (GWh) (d)
Residential	9,440	9,539
General service	7,437	7,410
Industrial	5,002	4,997
Other energy and wholesale	9,709	8,935
Change in unbilled	129	(27)
Total GWh Sales	31,717	30,854
Owned MW Capacity (a)
Summer	12,222	12,221
Winter	13,319	13,334
Nuclear Capacity Factor (%) (e)	83	89

(a)	Statistics reflect Duke Energy Progress' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$991	$979
General service	643	635
Industrial	323	325
Other energy and wholesale	595	595
Change in unbilled	8	4
Total Revenues	$2,560	$2,538
Average Number of Customers (in thousands)
Residential	1,270	1,253
General service	225	222
Industrial	4	4
Other energy and wholesale	2	2
Total Average Number of Customers	1,501	1,481

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	5,197	5,946
Oil and natural gas	11,913	11,122
Total generation (b)	17,110	17,068
Purchased power and net interchange (c)	3,294	2,534
Total sources of energy	20,404	19,602
Less: Line loss and company usage	1,129	1,101
Total GWh Sources	19,275	18,501
Electric Energy Sales (GWh) (d)
Residential	9,048	8,447
General service	7,092	6,950
Industrial	1,581	1,604
Other energy and wholesale	761	769
Change in unbilled	793	731
Total GWh Sales	19,275	18,501
Owned MW Capacity (a)
Summer	9,154	8,929
Winter	10,120	9,948

(a)	Statistics reflect Duke Energy Florida's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,214	$1,169
General service	727	739
Industrial	142	149
Other energy and wholesale	241	224
Change in unbilled	24	43
Total Revenues	$2,348	$2,324
Average Number of Customers (in thousands)
Residential	1,519	1,495
General service	193	191
Industrial	2	2
Other energy and wholesale	2	2
Total Average Number of Customers	1,716	1,690

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	2,388	1,072
Natural gas	30	16
Total generation (b)	2,418	1,088
Purchased power and net interchange (c)	527	1,289
Total sources of energy	2,945	2,377
Less: Line loss and company usage	278	212
Total GWh Sources	2,667	2,165
Electric Energy Sales (GWh) (d)
Residential	4,492	4,592
General service	4,678	4,671
Industrial	2,927	2,930
Other energy and wholesale	854	192
Change in unbilled	49	(82)
Total GWh Sales	13,000	12,303
Owned MW Capacity (a)
Summer	1,062	1,039
Winter	1,164	1,141

(a)	Statistics reflect Duke Energy Ohio's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include only Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$354	$356
General service	213	217
Industrial	56	55
Other energy and wholesale	22	15
Change in unbilled	6	(7)
Total Revenues	$651	$636
Average Number of Electric Customers (in thousands)
Residential	747	742
General service	87	86
Industrial	3	3
Other energy and wholesale	3	3
Total Average Number of Customers	840	834

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Natural Gas)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
MCF Sales (a)
Residential	27,231,220	29,534,496
General service	16,625,080	17,624,423
Industrial	4,411,288	4,321,235
Other energy and wholesale	10,754,865	11,419,293
Change in unbilled	(3,245,000)	(4,902,000)
Total MCF Sales	55,777,453	57,997,447
Revenues from Distribution of Natural Gas (in millions)
Residential	$227	$227
General service	96	95
Industrial	14	13
Other energy and wholesale	11	10
Change in unbilled	(14)	(19)
Total Revenues	$334	$326
Average Number of Natural Gas Customers (in thousands)
Residential	477	475
General service	44	44
Industrial	2	2
Total Average Number of Customers	523	521

(a)	Represents non-weather normalized billed sales, with gas delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	10,465	14,254
Hydro	124	115
Natural gas	1,261	431
Total generation (b)	11,850	14,800
Purchased power and net interchange (c)	5,049	3,226
Total sources of energy	16,899	18,026
Less: Line loss and company usage	466	697
Total GWh Sources	16,433	17,329
Electric Energy Sales (GWh) (d)
Residential	4,807	5,090
General service	4,069	4,107
Industrial	5,170	5,224
Other energy and wholesale	2,380	3,135
Change in unbilled	7	(227)
Total GWh Sales	16,433	17,329
Owned MW Capacity (a)
Summer	7,493	7,493
Winter	7,871	7,871

(a)	Statistics reflect Duke Energy Indiana's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$532	$570
General service	369	390
Industrial	373	401
Other energy and wholesale	154	171
Change in unbilled	(15)	(20)
Total Revenues	$1,413	$1,512
Average Number of Customers (in thousands)
Residential	698	693
General service	101	100
Industrial	3	3
Other energy and wholesale	1	1
Total Average Number of Customers	803	797

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2015
	Regulated Utilities		Commercial Portfolio	Other	Duke Energy Ohio
(in millions)	Ohio Transmission& Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$454	$184	$—	$—	$638
Nonregulated electric, natural gas and other	—	—	14	9	23
Regulated natural gas	261	69	—	—	330
Total operating revenues	715	253	14	9	991
Operating Expenses
Fuel used in electric generation and purchased power - regulated	144	78	—	—	222
Fuel used in electric generation and purchased power - nonregulated	—	—	14	12	26
Cost of natural gas	77	32	—	—	109
Operation, maintenance and other	158	64	12	12	246
Depreciation and amortization	90	25	—	—	115
Property and other taxes	120	7	1	(1)	127
Total operating expenses	589	206	27	23	845
Gain on Sales of Other Assets and Other, net	7	1	—	—	8
Operating Income (Loss)	133	48	(13)	(14)	154
Other Income and Expenses	(2)	—	—	—	(2)
Interest Expense	31	7	—	—	38
Income (Loss) Before Income Taxes	100	41	(13)	(14)	114
Income Tax Expense (Benefit)	37	15	(4)	(6)	42
Segment Income (Loss) / Net Expense	$63	$26	$(9)	$(8)	$72
Income from Discontinued Operations, Net of Tax (a)					25
Net Income					$97

(a)	Includes the after-tax impact of $53 million for the agreement in principle reached in a lawsuit related to the nonregulated Midwest generation business.

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2014(a)
	Regulated Utilities		Commercial Portfolio	Other	Duke Energy Ohio
(in millions)	Ohio Transmission & Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$464	$183	$—	$(1)	$646
Nonregulated electric, natural gas and other	—	—	11	—	11
Regulated natural gas	252	78	—	—	330
Total operating revenues	716	261	11	(1)	987
Operating Expenses
Fuel used in electric generation and purchased power - regulated	139	92	—	—	231
Fuel used in electric generation and purchased power - nonregulated	—	—	19	—	19
Cost of natural gas	81	40	—	—	121
Operation, maintenance and other	135	67	33	9	244
Depreciation and amortization	89	22	2	—	113
Property and other taxes	103	6	2	1	112
Impairment charges(b)	—	—	94	—	94
Total operating expenses	547	227	150	10	934
Gain on Sales of Other Assets and Other, net	1	—	—	(1)	—
Operating Income (Loss)	170	34	(139)	(12)	53
Other Income and Expenses	4	1	—	1	6
Interest Expense	33	8	—	(1)	40
Income (Loss) before Income Taxes	141	27	(139)	(10)	19
Income Tax Expense (Benefit)	51	9	(51)	(3)	6
Segment Income (Loss) / Net Expense	$90	$18	$(88)	$(7)	$13
Loss from Discontinued Operations, Net of Tax					(1,010)
Net Loss					$(997)

(a)	Reflects reclassifications due to the impact of discontinued operations.

(b)	The impairment charge for Commercial Portfolio is related to OVEC.